UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2006
Lifeline Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-30489	84-1097796

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6400 South Fiddler’s Green Circle, Suite 1970, Englewood, CO 80111

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 488-1711
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On February 9, 2006, Lifeline Therapeutics, Inc. issued a press release entitled “Dr. Sean O’Connell Joins Lifeline Therapeutics, Inc. Scientific Advisory Board.” The press release is attached as Exhibit 99.1 hereto.
Item 9.01 Exhibits
     99.1 Press Release, dated February 9, 2006, entitled “Dr. Sean O’Connell Joins Lifeline Therapeutics, Inc. Scientific Advisory Board.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: February 9, 2006

LIFELINE THERAPEUTICS, INC.
By:	/s/ Gerald J. Houston
Gerald J. Houston
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 9, 2006, entitled “Dr. Sean O’Connell Joins Lifeline Therapeutics, Inc. Scientific Advisory Board.”